UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 14, 2011

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware 000-26347 410985135

___________________________________________________________________________________________

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 865-0901 x 322

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant

The Company’s independent registered public accounting firm, Bernstein & Pinchuk LLP (“B&P”), entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into Marcum BP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP. Accordingly, effective November 14, 2011, B&P resigned as the Company’s independent registered public accounting firm and MarcumBP became the Company’s independent registered public accounting firm.

B&P’s reports on the Company’s consolidated financial statements for the years ended September 30, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since B&P’s engagement as the Company’s independent registered public accounting firm on May 18, 2006 through November 14, 2011, the date of B&P’s resignation, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&P, would have caused B&P to make reference to the subject matter of the disagreements in its report as described in Item 304(a)(1)(iv) under Regulation S-K. There have also been no reportable events as provided in Item 304(a)(1)(v) under Regulation S-K since B&P’s engagement on May 18, 2006 through November 14, 2011.

During the Company’s two most recent fiscal years ended September 30, 2009 and 2010 and through November 14, 2011, the date of B&P’s resignation, neither the Company, nor anyone on its behalf, consulted with MarcumBP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (iii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) under Regulation S-K) or a reportable event as provided in Item 304(a)(1)(v) under Regulation S-K.

The Company provided B&P with a copy of the foregoing disclosure and requested B&P furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated November 14, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits.

16.1 Letter from Bernstein & Pinchuk LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date: November 17, 2011 By: /s/ Carla Zhou

Carla Zhou

Chief Financial Officer